Exhibit 99.1

ReserveOne Sets Out to Build the Digital Reserve of the Future

Plans to List on NASDAQ Following Business Combination with M3-Brigade Acquisition V Corp. in a $1 Billion Transaction

New York – July 8, 2025 – ReserveOne Inc. (“ReserveOne”), a newly formed, first-of-its-kind digital asset management firm inspired by the proposed U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile, today announced it has entered into a definitive business combination agreement with M3-Brigade Acquisition V Corp. (NASDAQ: MBAVU, MBAV, MBAVW) (“M3-Brigade”), a special purpose acquisition company.

ReserveOne will hold and manage a diverse basket of cryptocurrencies anchored with Bitcoin, and including Ethereum, Solana, and others with the potential for yield generation through institutional staking and lending.

The transaction is expected to provide more than $1.0 billion in gross proceeds, including (i) up to approximately $297.7 million of capital held in M3-Brigade’s trust account (assuming no redemptions) and (ii) an aggregate of $750 million in committed capital from leading institutional investors pursuant to subscription agreements, consisting of $500 million of common equity and warrants, and an aggregate principal amount of $250 million in convertible notes (the “PIPE Offerings”). The PIPE Offerings included participation by prominent strategic investors, including Blockchain.com, CC Capital, FalconX, Galaxy Digital, Hivemind Capital, Kraken, Mantle, Monarq Asset Management, Origin Protocol, Pantera Capital, ParaFi Capital, and Republic Digital. The PIPE Offerings will close contemporaneously with the proposed business combination. This capital is expected to accelerate ReserveOne’s growth and strategy, solidifying its position as a category-defining platform in the digital asset ecosystem.

ReserveOne will be led by CEO Jaime Leverton, an industry veteran who previously served as CEO of Hut 8, the first publicly traded company to hold Bitcoin on its balance sheet. She also serves as a board member of Riot Platforms, Synteq Digital, New West Data, and Vertical Data. Sebastian Bea will serve as President and Head of Investment at ReserveOne, bringing deep expertise at the intersection of traditional finance and digital assets. He previously led Coinbase Asset Management and has held senior roles at global investment firms, including CSFB and BlackRock, with more than two decades of experience navigating institutional markets.

Upon closing, the board of directors of ReserveOne is expected to include Executive Chairman Reeve Collins, co-founder of Tether and CEO of M3-Brigade; Wilbur Ross, former U.S. Secretary of Commerce; Gabriel Abed, Chairman of the largest crypto exchange; Chinh Chu, Founder and Senior Managing Director of CC Capital, and John D’Agostino, Coinbase Head of Strategy - Institutional.

“This announcement marks a pivotal moment for the digital asset ecosystem as a whole,” said Jaime Leverton, CEO of ReserveOne. “By moving towards a public listing, we’re reinforcing our commitment to responsible innovation, financial inclusion, and the development of a more resilient, transparent market for digital assets. Our disciplined, yield-focused strategy is designed to set a new standard for regulated crypto investing.”

Combined Company Highlights

●	As ReserveOne looks forward to securing and activating its assets, it is excited to work closely with its Strategic Partners: Galaxy Digital (AM & Markets), FalconX, Monarq Asset Management, and Kraken.

●	Coinbase will serve as the custodian for ReserveOne’s secured Bitcoin holdings.

●	Led by industry veterans with deep experience across digital assets and traditional markets, ReserveOne will be purpose-built for investors seeking professional access to the long-term potential of this emerging asset class.

●	ReserveOne will provide institutional-grade access to a diversified digital asset portfolio inspired by the proposed U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile.

●	ReserveOne aims to offer investors potential gains from digital assets as well as additional return potential from multiple revenue streams, including yield generation and venture allocation.

●	ReserveOne is designed for a wide range of investors, including institutional funds, family offices and individual investors, striving to provide all with the same level of accessibility, transparency, oversight, and confidence that comes with public market companies.

“ReserveOne is driven by the conviction that Bitcoin and digital assets will shape global finance,” said Reeve Collins, CEO of M3-Brigade. “As a public company, ReserveOne aims to lead with a strategic reserve, responsibly unlocking shareholder value and setting the standard for digital financial innovation.”

“ReserveOne represents the kind of disciplined innovation our financial markets need to responsibly integrate digital assets into mainstream portfolios,” said Wilbur Ross, former U.S. Secretary of Commerce, who is expected to be named a board member of ReserveOne upon consummation of the proposed business combination. “By bringing transparency, regulatory alignment, and professional management to this space, ReserveOne will be setting a new standard—one that bridges the world of traditional finance with the future of decentralized value.”

Transaction Overview

•	Shares, warrants, and units of M3-Brigade will continue to trade on Nasdaq under the symbol “MBAV”, “MBAVW” and “MBAVU”, respectively, until the closing of the proposed business combination. Following the closing of the proposed business combination, ReserveOne’s shares and warrants are expected to trade after closing under the ticker symbol “RONE” and “RONEW”, respectively.

●	The board of directors of ReserveOne, and the board of directors of M3-Brigade, and a special committee of disinterested and independent directors of M3-Brigade, have unanimously approved the proposed business combination.

●	The transactions are expected to close in Q4 2025, subject to shareholder approval and other customary closing conditions.

●	A copy of the business combination agreement and investor presentation will be available in a Current Report on Form 8-K to be filed by M3-Brigade with the U.S. Securities and Exchange Commission (the “SEC”) and at www.sec.gov.

Advisors

Cantor Fitzgerald & Co. is acting as lead placement agent and capital markets advisor. DLA Piper LLP (US) is acting as legal counsel to Cantor Fitzgerald & Co.

Troutman Pepper Locke LLP is acting as legal advisor to M3-Brigade.

Akin Gump Strauss Hauer & Feld LLP is acting as legal advisor to ReserveOne, Inc. and CC Capital.

About ReserveOne

ReserveOne is a digital asset holding and management company expected to be strategically aligned with the future U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile, once it is established. The firm plans to manage a diversified portfolio of cryptocurrencies and digital assets, generating some additional yield through allocating a portion of its assets to staking, protocol involvement, and venture participation in blockchain infrastructure. ReserveOne is committed to long-term asset stewardship, transparency, and regulatory alignment. More information on ReserveOne can be found at www.reserveone.com.

About M3-Brigade Acquisition V Corp.

M3-Brigade Acquisition V Corp. (NASDAQ: MBAVU, MBAV, MBAVW) is a special purpose acquisition company formed to identify and partner with companies undergoing transformational growth, with a focus on innovative platforms in the digital, energy, and infrastructure sectors. It is sponsored by MI7 Sponsor, LLC, an affiliate of CC Capital, which also owns ReserveOne.

###

Media Contacts:

ReserveOne

Heidi Davidson

heidi@galvanizeworldwide.com

+1 (914) 441-6862

M3-Brigade

Jon Keehner, Kate Thompson, and Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

M3-Brigade-JF@joelefrank.com

Additional Information and Where To Find It

In connection with the proposed business combination, ReserveOne and M3-Brigade intend to file with the SEC a registration statement on Form S-4 that will include a proxy statement of M3-Brigade and a prospectus (the “proxy statement/prospectus”), as well as other relevant documents concerning the proposed business combination. M3-Brigade will mail the proxy statement/prospectus to its shareholders, seeking their approval of the proposed business combination. INVESTORS AND SHAREHOLDERS OF M3-BRIGADE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS REGARDING THE proposed business combination WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about M3-Brigade and ReserveOne, without charge, once available, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, from M3-Brigade by going to M3-Brigade’s website, www.m3-brigade.com/m3-brigade-acquisition-iii-corp, or from ReserveOne by directing a request to info@reserveone.com.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Participants in Solicitation

Each of M3-Brigade, ReserveOne and their respective directors, executive officers and certain other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from M3-Brigade’s shareholders in connection with the proposed business combination. Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the proposed business combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC. Information regarding the directors and executive officers of M3-Brigade is set forth in Part II, Item 10. Directors, Executive Officers and Corporate Governance of M3-Brigade’s Annual Report on Form 10-K. Information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the proposed business combination. Such statements include expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding ReserveOne, M3-Brigade, the proposed business combination and statements regarding the anticipated benefits and timing of the completion of the proposed business combination, the price and volatility of cryptocurrencies, the growing prominence of cryptocurrencies, the macro and political conditions surrounding cryptocurrencies, plans and use of proceeds, objectives of management for future operations of ReserveOne, expected operating costs of ReserveOne and its subsidiaries, the upside potential and opportunity for investors, ReserveOne’s plan for value creation and strategic advantages, market site and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination and the level of redemptions of M3-Brigade’s public shareholders, and ReserveOne’s and M3-Brigade’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

●	the risk related to ReserveOne’s lack of operating history as an early stage company, and the information included in this press release discusses a business plan that ReserveOne expects to implement upon consummation of the proposed business combination;

●	the risk related to how ReserveOne’s anticipated business strategy is intended to track the U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile which currently does not exist, and if the U.S. Department of Treasury does not establish the U.S. Strategic Bitcoin Reserve or Digital Asset Stockpile, or if in the future the U.S. Congress or any U.S. President were to take action to dismantle any such reserve or stockpile, then ReserveOne would need to change its business plan which could materially adversely affect its financial position, operations and prospects;

●	the risk that the proposed business combination may not be completed in a timely manner or at all;

●	the failure by the parties to satisfy the conditions to the consummation of the proposed business combination, including the approval of M3-Brigade’s shareholders;

●	the failure to realize the anticipated benefits of the proposed business combination;

●	the limitations on our investments in certain tokens and allocations to yield generation and venture activities under securities laws;

●	the outcome of any potential legal proceedings that may be instituted against ReserveOne, M3-Brigade or others following announcement of the proposed business combination;

●	the level of redemptions of M3-Brigade’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of M3-Brigade or the shares of Class A common stock of ReserveOne;

●	the failure of ReserveOne to obtain or maintain the listing of its securities on any stock exchange on which the Class A common stock of ReserveOne will be listed after closing of the proposed business combination;

●	costs related to the proposed business combination and as a result of ReserveOne becoming a public company;

●	changes in business, market, financial, political and regulatory conditions;

●	risks relating to ReserveOne’s anticipated operations and business, including the highly volatile nature of the price of cryptocurrencies; risks related to increased competition in the industries in which ReserveOne will operate;

●	risks relating to significant legal, commercial, regulatory and technical uncertainty regarding cryptocurrencies; risks related to the treatment of cryptocurrency and other digital assets for U.S. and federal, state, local and non-U.S. tax purposes;

●	risks that after consummation of the proposed business combination, ReserveOne experiences difficulties managing its growth and expanding operations;

●	challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation;

●	being considered to be a “shell company” by any stock exchange or by the SEC; and

●	those risk factors discussed in documents of M3-Brigade or ReserveOne filed, or to be filed, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the final prospectus of M3-Brigade dated as of July 31, 2024 and filed by M3-Brigade with the SEC on August 2, 2024, M3-Brigade’s Quarterly Reports on Form 10-Q, M3-Brigade’s Annual Report on Form 10-K and the registration statement on Form S-4 and proxy statement/prospectus that will be filed by ReserveOne and M3-Brigade, and other documents filed or to be filed by M3-Brigade and ReserveOne from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither ReserveOne or M3-Brigade presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

●	Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that ReserveOne, or M3-Brigade will achieve its expectations. The inclusion of any statement on this website does not constitute an admission by ReserveOne, M3 Brigade or any other person that the events or circumstances described in such statement are material.